Exhibit 10.9

ASSIGNMENT OF

MASTER CREDIT FACILITY AGREEMENT

AND OTHER LOAN DOCUMENTS

The undersigned (“Assignor”) hereby assigns to FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States, all right, title and interest of Assignor in and to all of the loan documents (the “Loan Documents”), including but not limited to the Loan Documents listed on Exhibit A hereto, executed in connection with the credit facility (the “Facility”) in the original maximum principal amount of Eighty-Eight Million Four Hundred Thousand and No/100 Dollars ($88,400,000.00), pursuant to that certain Master Credit Facility Agreement dated as of July 18, 2012 (as the same may be amended, restated or otherwise modified or supplemented from time to time, the “Master Agreement”) by and among (i) Assignor, (ii) (a) CANYON CREEK OWNER LLC, (b) DESERT FLOWER OWNER LLC, (c) ORCHARD PARK OWNER LLC, (d) REGENT COURT OWNER LLC, (e) SHELDON PARK OWNER LLC, (f) SUN OAK OWNER LLC, (g) SUNSHINE VILLA OWNER LLC, (h) WILLOW PARK OWNER LLC, each a Delaware limited liability company, and (i) any additional borrowers that join into or become a party to the Master Agreement (individually and collectively, “Borrower”), and (iii) PROPCO LLC, a Delaware limited liability company and TRS LLC, a Delaware limited liability company (individually and together, “Guarantor”), as evidenced by one or more promissory notes entitled Variable Facility Note or Fixed Facility Note (and any addenda thereto) and secured by various Multifamily Mortgages or Deeds of Trust or Deeds to Secure Debt (and any riders, addenda or exhibits thereto).

This Assignment is given in connection with, and in consideration of, Fannie Mae’s purchase of one or more advances made pursuant to the Master Agreement by Assignor to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged.

Capitalized terms and phrases not defined herein shall have the same meaning ascribed to them in the Master Agreement.

This Assignment is effective as of July 18, 2012.

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IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed, sealed and delivered.

ASSIGNOR:

OAK GROVE COMMERCIAL MORTGAGE,
LLC, a Delaware limited liability company

By:	/s/ Beverly D. Berquam

Name:	Beverly D. Berquam
Title:	Vice President

EXHIBIT A

*All documents are dated as of July 18, 2012.

1.	Master Agreement.

2.	Guaranty by Guarantor.

3.	Replacement Reserve and Security Agreement by and between Borrower and Assignor.

4.	Completion/Repair and Security Agreement by and among Borrower and Assignor.

5.	Interest Rate Cap Security, Pledge and Assignment Agreement by and between Borrower and Assignor.

6.	Organizational Certificate by Borrower.

7.	Organizational Certificate by Guarantor.

8.	Compliance Certificate by Borrower.

9.	Certificate of Borrower Parties by Borrower and Guarantor.

10.	Subordination, Assignment and Security Agreement executed by Sun Oak Owner LLC, Sun Oak Leasing LLC, Sun Oak Management LLC, and Assignor.

11.	Subordination, Assignment and Security Agreement executed by Orchard Park Owner LLC, Orchard Park Leasing LLC, Orchard Park Management LLC, and Assignor.

12.	Subordination, Assignment and Security Agreement executed by Sunshine Villa Owner LLC, Sunshine Villa Leasing LLC, Sunshine Villa Management LLC, and Assignor.

13.	Subordination, Assignment and Security Agreement executed by Regent Court Owner LLC, Regent Court Leasing LLC, Regent Court Management LLC, and Assignor.

14.	Subordination, Assignment and Security Agreement executed by Sheldon Park Owner LLC, Sheldon Park Leasing LLC, Sheldon Park Management LLC, and Assignor.

15.	Subordination, Assignment and Security Agreement executed by Desert Flower Owner LLC, Desert Flower Leasing LLC, Desert Flower Management LLC, and Assignor.

16.	Subordination, Assignment and Security Agreement executed by Willow Park Owner LLC, Willow Park Leasing LLC, Willow Park Management LLC, and Assignor.

17.	Subordination, Assignment and Security Agreement executed by Canyon Creek Owner LLC, Canyon Creek Leasing LLC, Canyon Creek Property Management LLC, and Assignor.

18.	Any and all other documents executed now or in the future in connection with the Loan and the Master Credit Facility Agreement.